Exhibit 10.18(b)

                    SECOND AMENDMENT TO DVELEOPMENT AGREEMENT

     This Second Amendment to Development Agreement ("Amendment") is entered into effective as of October 20, 1999 (the "Effective Date"), by and between TGI Friday's Inc. ("Franchisor"), and Main St. California, Inc. ("Developer").

                                  WITNESSETH:

     WHEREAS, Franchisor and Developer are parties to a certain Development Agreement dated April 22, 1998, as amended by a certain First Amendment to Development Agreement dated February 10, 1999 (as amended, the "Development Agreement"), pursuant to which Developer was granted the right to develop T.G.I. Friday's restaurants in portions of Northern California; and

     WHEREAS, Franchisor and Developer desire to amend and supplement the terms of the Development Agreement as hereinafter set forth; and

     WHEREAS, capitalized terms used herein shall have the meaning attributed to them in the Development Agreement unless expressly defined otherwise herein.

     NOW, THEREFORE, in consideration of Ten Dollars and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, Franchisor and Developer agree as follows:

     1. SECTION 3.A. of the Development Agreement is hereby deleted in its entirety and replaced with the following:

          3.A. Developer shall develop, open, commence operation of and continuously operate pursuant to the respective Franchise Agreements eighteen (18) Restaurants in the Northern California Territory pursuant to the Replacement Development Schedule as follows. The
     Restaurants listed on the Replacement Development Schedule are exclusive of those Restaurants previously opened and operated by Developer under the Original Development Agreement.

               Restaurant No.            Date Open & Operating
               --------------            ---------------------
                    1                          12/15/99
                2, 3, 4 & 5                    12/15/00
            6, 7, 8, 9, 10 & 11                12/15/01
              12, 13, 14 & 15                  12/15/02
                16, 17 & 18                    12/15/03

          (i). The Franchise Agreement for each restaurant location must be fully executed and all franchise fees paid within the time frames set forth in the foregoing Development Schedule.

          (ii). Time is of the essence, with respect to each of the development obligations specified in this Section 3.

     2. The provisions, representations, terms, conditions, covenants and agreements of the Development Agreement, as modified hereby, shall remain in full force and effect, enforceable in accordance with its terms. This Amendment shall be binding upon the heirs, legal representatives, successors and assigns of the parties hereto.

     3. Execution and delivery of this Amendment shall not waive any rights or remedies of the parties under the Development Agreement, at law or in equity.

     IN WITNESS HEREOF, the parties have executed this Amendment as of the day and year first above mentioned.

TGI FRIDAY'S INC.

TGI FRIDAY'S

By: /s/ Leslie Sharman
    ----------------------------------------
Name: Leslie Sharman
      --------------------------------------
Title: Vice President / General Counsel
       -------------------------------------

MAIN ST. CALIFORNIA, INC.

By: /s/ Bart A. Brown, Jr.
    ----------------------------------------
Name: Bart A. Brown, Jr.
      --------------------------------------
Title: President and Chief Executive Officer
       -------------------------------------

                                   EXHIBIT D

                                 THE TERRITORY

NORTHERN CALIFORNIA  TERRITORY -- that area contained in the following counties:
Alameda, Alpine, Amador, Butte, Calaveras, Colusa, Contra Costa, Del Norte, Eldorado, Fresno, Glenn, Humboldt, Kern, Kings, Lake, Lassen Trinity, Madera, Marin, Mariposa, Mendocino, Merced, Modoc, Monterey, Mono, Napa, Nevada, Placer, Plumas, Sacramento, San Benito, San Francisco, San Joaquin, San Luis Obispo, San Mateo, Santa Barbara, Santa Clara, Santa Cruz, Shasta, Sierra, Sisklyou, Solano, Sonoma, Stanislaus, Sutter, Tehama, Tulare, Tuolumne, Yolo and Yuba.